================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): September 18, 2006


                        EMMIS COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     INDIANA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              0-23264                                     35-1542018
--------------------------------------------------------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)


   ONE EMMIS PLAZA, 40 MONUMENT CIRCLE,
    SUITE 700, INDIANAPOLIS, INDIANA                         46204
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                                  317-266-0100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01    OTHER EVENTS

             On September 18, 2006, Emmis Communications Corporation issued the Press Release attached hereto as Exhibit 99.1, which is incorporated by reference into this filing.



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (d)   Exhibits

             EXHIBIT
             NUMBER       DESCRIPTION
             -------      -----------
              99.1        Press release dated September 18, 2006.

                                  SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EMMIS COMMUNICATIONS CORPORATION



Date:  September 18, 2006          By: /s/ J. Scott Enright
                                       ----------------------------------------
                                       J. Scott Enright, Senior Vice President,
                                       Associate General Counsel and Secretary